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Exhibit 10.16

*** Text Omitted and Filed Separately
with the Securities and Exchange Commission.
Confidential Treatment Requested
Under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Amendment No. 7
To
Communications Voice and Data Services Provider Agreement

        This Amendment No. 7 to the Communication Voice and Data Services Provider Agreement dated May 12, 2003, as amended ("Amendment") is entered into as of February 1, 2010 ("Amendment Effective Date") by and between nPhase, LLC, a Delaware limited liability company ("nPhase") and CardioNet, Inc., a Delaware corporation ("CardioNet"), with respect to the following facts:

RECITALS

        A.    Qualcomm and CardioNet entered into the Communication Voice and Data Services Provider Agreement as of May 12, 2003, as amended (the "Agreement"), pursuant to which CardioNet purchases wireless voice and data communications services from Qualcomm for use in the CardioNet Service (as such terms are defined in the Agreement).

        B.    The parties executed Amendments No. 1 through 6 pursuant to which pricing and other terms were amended as set forth in each Amendment.

        C.    The Agreement and all Amendments thereto were assigned by Qualcomm Incorporated to nPhase, LLC pursuant to the Assignment Agreement between Qualcomm and nPhase dated August 24, 2009.

        D.    By this Amendment No. 7, nPhase and CardioNet wish to further amend the Agreement as specified herein.

        E.    Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of is hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

  1.
  Assignment

  a.
  Both parties acknowledge and agree that the Agreement (including Amendments thereto) was assigned by Qualcomm Incorporated to nPhase on August 24, 2009 as provided for in Section 13.10 of the Agreement. Accordingly, all references to Qualcomm Incorporated in the Agreement shall now mean nPhase, LLC.

  2.
  Subsidy

  a.
  nPhase agrees to provide a subsidy to be credited to CardioNet as set forth below, to reflect the estimated cost difference between the price of a CDMA modem that CardioNet's utilizes for the Monitors versus the estimated current price of a GSM modem.

  (i)
  nPhase agrees to credit CardioNet's account one-time subsidy of *** per activated CDMA-based Monitor beginning with the *** CDMA-based Monitor activated after the Amendment Effective Date. The subsidy credits will be aggregated on a monthly basis and issued in the form a credit memo to CardioNet's account each month. The subsidy shall not apply to (i) Monitors activated prior to the Amendment Effective Date, to (ii) Monitors that are not CDMA-based or to (iii) the first *** Monitors activated after the Amendment Effective Date. In no event shall the total amount of the subsidy to be credited each month be greater than the total amount invoiced by nPhase for Monitors.

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Confidential Treatment Requested

  3.
  Section 9.4, Exclusivity, as amended in Amendment No. 6, is further amended and restated as set forth below to (i) clarify that such Exclusivity applies to permitted successors and assigns and (ii) set forth Additional Fees.

    Section 9.4, Exclusivity. CardioNet agrees thatnPhase (and its permitted successors or assignees) will be CardioNet's exclusive provider of monitoring and communication services through the Original Term, as amended herein ("Exclusivity Period"). In the event CardioNet utilizes the services of another provider for the CardioNet Services or any other service the primary purpose of which is wireless cardiac monitoring provided by nPhase pursuant to the Agreement during the Exclusivity Period, (A) CardioNet will provide written notice to nPhase, such notice to include (i) the date CardioNet commenced utilizing the alternate service provider for the CardioNet Services and/or such wireless cardiac services and (ii) on a monthly basis thereafter, a written schedule listing the number and type of Monitors using the alternate service provider for such other services, such schedule to be certified for accuracy by an authorized representative of CardioNet ("Alternate Provider Notice"), and (B) in addition to other Service Plan Fees owed by CardioNet, nPhase shall invoice CardioNet for the Monitors listed on the Alternate Provider Notice in an amount representing the difference between (1) the Base Data Service Plan Fees of *** per Monitor per month for Monitors that are subject to the Discounted Base Data Service Fee and (2) *** per Monitor per month for Monitors that are subject to either the Discounted Reduced Service Fee or the Zero Usage Fee, and the Service Plan Fees set forth below (the "Additional Fee"). The Additional Fee shall be calculated from the date *** months prior to the date of commencement of services by such alternate service provider and shall continue and apply to all Monitors used for the CardioNet Services and/or such other wireless cardiac services that utilize an alternate provider through the Exclusivity Period.

    The following examples are provided for the avoidance of confusion.

    Month 1:

    In Month 1 of the Exclusivity Period, CardioNet has *** Monitors on the nPhase Service and Voice Service and adds an additional *** Monitors that utilize an alternate service provider, nPhase shall invoice Cardionet as follows:

    ((*** × ***) + (*** × ***)) + ((*** × ***) × ***) = Total
    Total monthly fees: ***
    Fee: ***
    Fee: ***
    Total Invoice Amount: ***

    Month 2:

    CardioNet has *** Monitors on the nPhase Services and adds an additional *** Monitors utilizing an alternate service provider for a total of *** Monitors. nPhase shall invoice CardioNet as follows:

    ((*** × $***) + (*** × ***)) + ((*** × $***) × ***) = Total
    Fee: ***
    Fee: ***
    Fee: ***
    Total = ***

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  4.
  Section 11.1, Term, as amended in Amendment 6, is hereby further amended to extend the date of the Original Term as set forth below. Accordingly, the Exclusivity Period shall also extend through September 1, 2013.

    "The Original Term is extended through September 1, 2013."

  5.
  Section 12.2, Notices, as amended in Amendment No. 6, is further amended to update both party's Notice information as follows:

nPhase, LLC	CardioNet, Inc.
5355 Mira Sorrento Drive, Suite 100	227 Washington Street
San Diego, CA 92121	Conshohocken, PA 19428
Facsimile: 858-658-9562	Facsimile:
Attn: Legal Department	Attention: SVP, Business Operations
  6.
  Exhibit B, nPhase Service Pricing, as amended in Amendments No. 1, 2, 3, 5, and 6, is further amended as follows:

  A.
  Amendment to Paragraph (a) of Exhibit B.    Paragraph (a) of Exhibit B of the Agreement, as amendment in Amendment No. 6, shall be amended and restated as follows:

              "(a) Service Plan Fees.    nPhase agrees to provide a discount to the Base Data Service Fee of *** per Month per Monitor as set forth below, subject to Exhibit B, Paragraph (b) (ii) as amended in Amendment No. 6. In the event the number of Monitors changes between pricing tiers set forth below during a monthly billing period, the new tier pricing will be applicable beginning the next monthly billing cycle.

Number of Monitors	Discounted Base Data Service Fee Per Month Per Monitor (>400KB per month)	Discounted Reduced Data Service Fee Per Month Per Monitor (1-400KB per month)	*Zero Usage Fee (<1KB per month)
1 - ***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
*** and above	***	***	***

*
Monitors that are on the Zero usage plan (use less than *** of data per month) do not count forward the volume tier quantity pricing set forth above.

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Confidential Treatment Requested

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    B.
    Amendment to Paragraph (b) of Exhibit B.    Paragraph (b) of Exhibit B of the Agreement, as Amended in Amendment No. 5, shall be further amended to revised the quantity of the "Average Megabytes Per Monitor" from fifteen (***) megabytes to twenty (***) megabytes as follows:

              "(b) Incremental Data Service Plan Fees and Adjustment to Base Data Service Plan Fees.

        (i)
        The Parties acknowledge and agree that the Incremental Data Service Plan Fees will no longer be applicable as of September 1, 2005.

        (ii)
        In the event that the "Average Use Per Monitor" of the QConnect Service exceeds twenty (20) wireless megabytes per calendar month for two (2) months, consecutive or otherwise, during any three (3) calendar month period, then nPhase may, in its sole discretion, initiate a discussion with CardioNet to discuss CardioNet's messaging profile and business needs. The "Average Use Per Monitor" shall be calculated each month as follows: The sum of all wireless megabytes used by all Monitors for one calendar month divided by the number of Monitors for such month. For example, if the total number of wireless megabytes used by all Monitors during September 1, 2005 through September 30, 2005 is *** megabytes and the number of Monitors during that period is *** then, the Average Use Per Monitor is equal to *** megabytes during such period."

    C.
    Amendment to Paragraph (d) to Exhibit B.    Paragraph (d) of Exhibit B if the Agreement shall be amended and restated to delete De-Activation Fees as follows:

    D.
    "(d) Activation and Other Fees:

MDN Change Fee:	*** per Monitor per occurrence
ESN Change Fee:	*** per Monitor per occurrence
Data Base Query Fees	*** per Monitor per occurrence

      Both parties acknowledge and agree that De-Activation Fees shall no longer apply for Monitors permanently removed from service.

  7.
  All other terms and conditions in the Agreement remain the same.

        EFFECTIVENESS.    Except as modified by this Amendment No. 7 as of the date set forth above, the Agreement shall remain in full force and effect. No modification, amendment or other change may be made to this Amendment No. 7 or any part thereof unless reduced to writing and executed by authorized representatives of both parties.

        IN WITNESS THEREOF, the parties have executed this Amendment No. 7 as of the Amendment Effective Date.

nPhase, LLC	CardioNet, Inc.
By:	By:
Name:	Name:
Title:	Title:

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Confidential Treatment Requested

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QuickLinks

  Exhibit 10.16
Amendment No. 7 To Communications Voice and Data Services Provider Agreement
RECITALS
AGREEMENT